-------------------
                          SELIGMAN
     -----------------------------
                          FRONTIER
                        FUND, INC.



                                                             [Graphic Omitted]





                                                            -------------------

                                                              MID-YEAR REPORT

                                                               APRIL 30, 2001

                                                                 ----o----

                                                              SEEKING GROWTH

                                                             IN CAPITAL VALUE

                                                                 THROUGH

                                                              INVESTMENTS IN

                                                               SMALL-COMPANY

                                                               GROWTH STOCKS



                                                              [Logo Omitted]

                                                          J. & W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


-----------------  TIMES CHANGE...

                   Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the
[Graphic Ommited]  world has changed dramatically in the 137 years since
                   Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

                   In the late 19th century, as the country grew, Seligman
                   helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as
                   America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel
JAMES, JESSE, AND  industries.
JOSEPH SELIGMAN,
1870               With the formation of Tri-Continental Corporation in 1929 --
----------------- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ............... 1   Statements of Changes in Net Assets ..12
Interview With Your Portfolio           Notes to Financial Statements ........13
  Manager ......................... 2   Financial Highlights .................16
Performance Overview .............. 4   Report of Independent Auditors .......18
Portfolio Overview ................ 6   Board of Directors ...................19
Portfolio of Investments .......... 8   Executive Officers AND For More
Statement of Assets and                   Information ........................20
 Liabilities ......................10   Glossary of Financial Terms ..........21
Statement of Operations ...........11

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

During the past six months, small-capitalization stocks, particularly growth stocks, faced a challenging investment environment as the US economy slowed and stock price volatility rose markedly. Seligman Frontier Fund returned -18.11% for the six months ended April 30, 2001, based on the net asset value of Class A shares. For the same time period, the Russell 2000 Growth Index returned -17.34%, and the Russell 2000 Index returned -1.77%. The Fund's peers, as measured by the Lipper Small Cap Growth Funds Average, returned -17.92% during the same six-month period.

Toward the end of 2000, sharp declines in industrial production, corporate profits, and capital spending by businesses, as well as an increase in unemployment, weighed heavily on the capital markets. The small-cap sector, especially technology stocks, was hit particularly hard by the downturns. In response to these downdrafts, the Federal Reserve Board reversed policy, moving from a position of monetary tightness to one of easing. The Fed became more concerned with economic weakness, as opposed to escalating inflation fears. As such, aggressive moves on interest rates became the modus operandi. Thus far in 2001, the Fed has moved to lower interest rates five times, for a total of 250 basis points. Further cuts are possible. The Fed has responded aggressively to the slowdown because the risks to the economy are clear: Companies whose profits are under pressure are less likely to invest in capital expenditures, and consumers who feel their jobs are in danger are less inclined to spend.

There are faint signs that the Fed's monetary easing is having a positive effect. The US economy grew at a 1.30% annual rate during the first quarter of 2001, slightly better than the 1.00% pace for the fourth quarter of 2000. Consumer spending, which drives much of the economy, has remained strong. Inventories are starting to be reduced, which is important for a recovery in corporate profits.

We are optimistic that the Fed's actions will enable the economy to recover from its current slowdown and avoid recession. Lower interest rates should provide a supportive environment for consumers and corporations. In our view, a recovery will occur as corporations see improved profits, increase their capital spending, and resume hiring. Much of the corporate spending in recent years was focused on improving productivity through the use of newer technologies. We expect that corporations will view further investment in technologies, particularly those that enhance productivity, as fundamental to their business strategies. This would tend to benefit small-cap companies like those which Seligman Frontier Fund targets. Additionally, small-cap growth stocks historically have performed well as the economy emerges from a slowdown, which should be particularly beneficial for Fund investors.

We appreciate your continued support of Seligman Frontier Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager regarding the Fund's performance, as well as the Fund's investment results and financial statements, including a portfolio of investments, follows this letter.

By order of the Board of Directors,


/s/ WILLIAM C. MORRIS
------------------------
William C. Morris
Chairman


                                                 /s/ BRIAN T. ZINO
                                                 ------------------------
                                                 Brian T. Zino
                                                 President

June 8, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARK J. CUNNEEN

Q: HOW DID SELIGMAN FRONTIER FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30, 2001?

A: Seligman Frontier Fund was negatively impacted by the difficult environment for small-cap growth stocks. For the six months ended April 30, 2001, the Fund posted a total return of -18.11%, based on the net asset value of Class A shares. The Fund's peers, as measured by the Lipper Small Cap Growth Funds Average, returned -17.92% during the same time period. The Russell 2000 Growth Index, which represents small-cap stocks, returned -17.34%, and the Russell 2000 Index, which represents the performance of both small-cap growth and value stocks returned -1.77% for the same time period. The Fund's performance was hurt mainly by its exposure to small-cap technology software stocks, and by its underweighting in semiconductors, which rebounded strongly over the past three months, despite generally weak fundamentals.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN FRONTIER FUND DURING THE PAST SIX MONTHS?

A: Small-cap growth stocks faced an inhospitable environment during the past six months, impacted by the sharp and swift decline in the US economy. Industrial production decreased, businesses experienced significant profit shortfalls, and many companies announced layoffs. This environment hurt most sectors of the economy, but, in our view, small-cap growth stocks were hit particularly hard. During the recent expansion, many corporations spent heavily on technology and capital expenditures in light of surging demand for goods and services. Small-cap companies benefited from this investment by corporations, and their stock prices posted gains as a result. With the economic slowdown, however, many large companies have dramatically scaled back their spending, and, as a result, many small technology companies and other suppliers find themselves saddled with excess inventory. Additionally, we feel that market psychology has hurt the small-cap sector. Because the stock market has been so volatile, investor money has tended to flow away from small-caps and toward more liquid assets.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS TIME?

A: Our investment strategy continued to be driven from the bottom up, with our focus remaining on companies with strong fundamentals. During the past six months, we did not make dramatic changes to the

--------------------------------------------------------------------------------


                               [Graphic Omitted]



--------------------------------------------------------------------------------

SMALL COMPANY TEAM: (STANDING, FROM LEFT) MIKE CORCELL, MANDHIR UPPAL, MICHAEL ALPERT, (SEATED, FROM LEFT) BRUCE ZIRMAN, SONIA THOMAS (ADMINISTRATIVE ASSISTANT), MARK CUNNEEN (PORTFOLIO MANAGER); (NOT PICTURED) RICK FIER, STEPHAN YOST


--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Frontier Fund is managed by the Seligman Small Company Team, headed by Mark J. Cunneen. Mr. Cunneen is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth.

--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARK J. CUNNEEN

    Fund's sector exposure. In general, the Fund was overweighted in wireless services and health care, and, within the technology sector, underweighted in semiconductors and biotechnology.

    During the past six months, the Fund went from having a neutral weighting to having an overweighting in health care. We believe fundamentals are solid in the health care area, and that earnings growth is good. We think that, in a slow economy, health care companies tend to see less erosion of their earnings compared with companies in other sectors of the economy. The Fund holds a position in hospital stocks, which have benefited from a positive pricing environment due to government Medicare payments. Hospital businesses typically hold up well in a sluggish economic environment.

    Wireless communications is another area where fundamentals are exceptionally strong. Indeed, this area has been a positive contributor to the Fund's overall performance. Within wireless, we focus on service providers, in particular the regional and rural carriers. These companies have benefited from continued strong subscriber and revenue growth. For these reasons, the Fund continues to maintain an overweighted position in wireless companies. Since our wireless names have done so well, over time we may choose to lower our position and take profits.

    Throughout the period under review, we have maintained an underweighted position in technology, which encompasses areas such as computer hardware and semiconductors. This was based on the belief that these companies were experiencing deteriorating fundamentals due to the dramatic slowdown in technology spending by corporations. Over the course of the next six months, however, we think that there will be an opportunity to add to the Fund's technology holdings. This is based both on attractive valuations and, more importantly, on improving fundamentals. We think that the economy, assisted by the Federal Reserve Board's lowering of interest rates, will begin to accelerate toward the end of 2001. Corporations will likely increase their capital spending, a development that would benefit small-cap technology companies in particular. Small-cap companies typically perform well as the economy emerges from a slowdown.

Q:  WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP GROWTH SECTOR?

A: The past six months were challenging for small-cap investors. However, we think that now is a good time to own small-cap stocks. We expect that the economy will emerge from its current slowdown later this year, and, when it does, small-cap stocks should be among the first to benefit, as has been the case historically. In addition, valuations of small-cap stocks remain attractive compared to large-cap stocks. The Fund will maintain its emphasis on fundamentals. We believe this approach will benefit shareholders in the form of attractive returns.

PERFORMANCE OVERVIEW



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED APRIL 30, 2001

                                                                                    AVERAGE ANNUAL
                                                         ---------------------------------------------------------------------
                                                                                            CLASS B     CLASS C      CLASS D
                                                                                             SINCE       SINCE        SINCE
                                                SIX          ONE       FIVE        TEN     INCEPTION   INCEPTION    INCEPTION
                                              MONTHS*       YEAR       YEARS      YEARS     4/22/96     5/27/99      5/3/93
                                            ----------   ----------  --------   --------  -----------  ---------   -----------
CLASS A**
With Sales Charge                            (21.99)%     (25.77)%     (1.36)%   10.83%       n/a        n/a            n/a
Without Sales Charge                         (18.11)      (22.08)      (0.40)    11.37        n/a        n/a            n/a

CLASS B**
With CDSC+                                   (22.02)      (26.11)      (1.47)      n/a      (0.61)%      n/a            n/a
Without CDSC                                 (18.35)      (22.63)      (1.17)      n/a      (0.46)       n/a            n/a

CLASS C**
With Sales Charge and CDSC                   (19.97)      (24.22)        n/a       n/a        n/a      (1.48)%          n/a
Without Sales Charge and CDSC                (18.42)      (22.75)        n/a       n/a        n/a      (0.98)           n/a

CLASS D**
With 1% CDSC                                 (19.16)      (23.44)        n/a       n/a        n/a        n/a            n/a
Without CDSC                                 (18.42)      (22.75)      (1.19)      n/a        n/a        n/a           9.08%

LIPPER SMALL CAP GROWTH
  FUNDS AVERAGE***                           (17.92)      (17.50)      11.71     15.68      11.71++    15.29(o)       15.68+++
RUSSELL 2000 GROWTH INDEX***                 (17.34)      (24.85)       3.37      9.42       3.37++    (0.75)(o)       9.38+++
RUSSELL 2000 INDEX***                         (1.77)       (2.86)       8.26     12.68       8.26++     6.77(o)       11.77+++

NET ASSET VALUE                                                                          CAPITAL GAIN INFORMATION
                                                                                         FOR THE SIX MONTHS ENDED APRIL 30, 2001
                 APRIL 30, 2001        OCTOBER 31, 2000         APRIL 30, 2000
                ---------------       ------------------      ------------------
CLASS A              $11.79                 $15.88                  $16.69
CLASS B               10.75                  14.65                   15.46                REALIZED       $0.046
CLASS C               10.74                  14.65                   15.47                UNREALIZED      0.361(oo)
CLASS D               10.74                  14.65                   15.47

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-----------

*     Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% Maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% Under the Administration, Shareholder Services and Distribution (12b-1) Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Small Cap Growth Funds Average (Lipper Average) is an average of all funds that invest primarily in companies with market capitalizations of less than $2 billion at the time of purchase. The Russell 2000 Growth Index consists of small-company growth stocks. The Russell 2000 Index consists of small-company, growth and value stocks. The Lipper Average, the Russell 2000 Growth Index, and the Russell 2000 Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the performance overview. Investors cannot invest directly in an average or an index.

+ The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

++    From April 30, 1996.

+++   From April 30, 1993.

(o)   From May 31, 1999.

(oo) Represents the per share amount of net unrealized appreciation of portfolio securities as of April 30, 2001.

PERFORMANCE OVERVIEW


               CLASS A SHARES
                 GROWTH OF AN
   ASSUMED $10,000 INVESTMENT

           APRIL 30, 1991, TO
               APRIL 30, 2001

[Data below represents mountain chart in the printed piece]

$9,523*
Initial Amount Invested

4/30/91                           $ 9523
                                   10122
                                   10953
                                   12186
4/30/92                            11240
                                   11004
                                   11592
                                   13657
4/30/93                            12822
                                   14324
                                   16506
                                   17676
4/30/94                            17085
                                   16400
                                   18718
                                   17863
4/30/95                            20135
                                   23782
                                   24574
                                   24400
4/30/96                            28522
                                   25330
                                   26698
                                   28044
4/30/97                            25255
                                   31859
                                   32459
                                   31772
4/30/98                            36630
                                   32482
                                   27838
4/30/99                            27301
                                   29687
                                   27795
                                   36501
                                   35878
4/30/00                            34653
                                   34137
                                   32011
4/30/01                            27956

                                 $27,956
           Total Value at April 30, 2001

               CLASS B SHARES
 GROWTH OF AN ASSUMED $10,000
                   INVESTMENT

          APRIL 22, 1996,+ TO
               APRIL 30, 2001

[Data below represents mountain chart in the printed piece]

$10,000
Initial Amount Invested

4/22/96                           $10000
                                   10364
10/31/96                            9182
                                    9663
4/30/97                            10128
                                    9096
10/31/97                           11460
                                   11650
4/30/98                            11373
                                   13097
10/31/98                           11594
                                    9911
4/30/99                            10801
                                    9682
10/31/99                           10515
                                    9829
4/30/00                            12877
                                   12631
10/31/00                           12182
                                   11970
4/30/01                            11200
                                    9773

                                  $9,773**
           Total Value at April 30, 2001

               CLASS C SHARES
 GROWTH OF AN ASSUMED $10,000 INVESTMENT

            MAY 27, 1999,+ TO  APRIL 30, 2001

[Data below represents mountain chart in the printed piece]

$9,902***
Initial Amount Invested

5/27/99                          $  9902
                                   10016
                                   10512
                                   10472
7/31/99                            10008
                                   10016
10/31/99                            9780
                                   10829
                                   12699
1/31/00                            12821
                                   14764
                                   13691
4/30/00                            12577
                                   11463
                                   13195
7/31/00                            12130
                                   13024
                                   12610
10/31/00                           11911
                                    9934
                                   10802
1/31/01                            11146
                                    9798
                                    8658
4/30/01                             9716

                                 $ 9,716
           Total Value at April 30, 2001

               CLASS D SHARES
 GROWTH OF AN ASSUMED $10,000 INVESTMENT

             MAY 3, 1993,+ TO APRIL 30, 2001

[Data below represents mountain chart in the printed piece]

$10,000
Initial Amount Invested


5/3/93                            $10000
                                   11008
                                   12658
                                   13500
4/30/94                            12996
                                   12397
                                   14135
                                   13447
                                   15135
4/30/95                            17843
                                   18388
                                   18239
                                   21272
                                   18845
4/30/96                            19833
                                   20787
                                   18684
                                   23521
4/30/97                            23926
                                   23357
                                   26878
                                   23793
4/30/98                            20356
                                   22184
                                   19886
                                   21597
                                   20171
4/30/99                            26442
                                   25939
                                   25017
4/30/00                            24564
                                   22987
4/30/00                            20039

                                 $20,039
           Total Value at April 30, 2001

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares at net asset value, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal.

---------------
 *  Net of the 4.75% maximum initial sales charge.
**  Excludes the effect of the 1% CDSC.
*** Net of the 1% maximum initial sales charge.
 +  Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
APRIL 30, 2001

                                                                                                     PERCENT OF NET ASSETS
                                                                                                   --------------------------
                                                                                                   APRIL 30,     OCTOBER 31,
                                                       ISSUES       COST             VALUE           2001           2000
                                                      ---------  -------------  -----------------  ------------- ------------
Common Stocks:
  Business Goods and Services .........................    6      $  6,363,723      $  8,481,755          3.9        2.4
  Computer Software and Services ......................   10        25,559,236        21,505,525          9.7       21.6
  Consulting Services .................................    4         4,571,742         4,956,037          2.3        2.3
  Consumer Goods and Services .........................   11        13,781,412        15,083,404          6.8        4.8
  Drugs and Health Care ...............................   18        36,491,553        40,025,586         18.1       12.5
  Electronics .........................................    6         7,027,237         7,671,434          3.5        1.2
  Environmental Management ............................    1         4,719,906         6,367,716          2.9        1.5
  Financial Services ..................................   11        17,948,937        22,738,592         10.3        5.7
  Internet/Online .....................................   --                --                --         --          0.6
  Leisure and Entertainment ...........................    2         4,019,574         4,495,038          2.0        0.9
  Media and Broadcasting ..............................    1         2,078,651         2,283,300          1.0        1.9
  Medical Products and Technology .....................    5         9,062,977         8,348,529          3.8        4.9
  Networking/Communications Infrastructure ............   --                --                --         --          1.5
  Resources ...........................................    6        10,493,688        12,746,421          5.8        2.2
  Schools .............................................    3         3,083,520         6,177,342          2.8        3.0
  Telecommunications ..................................   10        45,457,582        35,967,470         16.3       21.6
  Transportation ......................................    2         3,629,376         4,044,840          1.8        1.0
  Utilities ...........................................    1         3,523,092         3,963,820          1.8         --
                                                       -----      ------------      ------------        -----      -----
                                                          97       197,812,206       204,856,809         92.8       89.6
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES .......................    1        15,976,250        15,976,250          7.2       10.4
                                                       -----      ------------      ------------        -----      -----
NET ASSETS ............................................   98      $213,788,456      $220,833,059        100.0      100.0
                                                       =====      ============      ============        =====      =====



LARGEST INDUSTRIES
APRIL 30, 2001

[Representation of bar chart in printed piece.]


DRUGS AND HEALTH CARE      $40,025,586    18.1%
TELECOMMUNICATIONS         $35,967,470    16.3%
FINANCIAL SERVICES         $22,738,592    10.3%
COMPUTER SOFTWARE AND
 SERVICES                  $21,505,525     9.7%
CONSUMER GOODS
  AND SERVICES             $15,083,404     6.8%

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                       TEN LARGEST SALES
------------------------------              -----------------------
Orion Power Holdings*                       Documentum
Dobson Communications (Class A)*            SunGard Data Systems**
Cooper Cameron*                             NetIQ**
Proxim                                      Charter Communications**
Western Digital*                            Career Education
Marine Drilling Companies*                  Dycom Industries**
Iron Mountain*                              Internet Security Systems
Universal Health Services (Class B)         Barr Laboratories
Medicis Pharmaceutical (Class A)*           Western Wireless (Class A)
Cox Radio (Class A)*                        Powertel

Largest portfolio changes from the previous to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

-----------

 * Position added during the period.

** Position eliminated during the period.



LARGEST PORTFOLIO HOLDINGS
APRIL 30, 2001



SECURITY                            VALUE         SECURITY                                   VALUE
------------                     ----------     ------------                               ----------
Western Wireless (Class A)...   $8,359,220      SBA Communications.....................   $4,903,003
Metris Companies ............    6,807,000      Community Health Care..................    4,794,720
Waste Connections ...........    6,367,716      AirGate PCS............................    4,638,190
Advent Software .............    5,412,572      Priority Healthcare (Class B)..........    4,365,518
Rural Cellular (Class A) ....    5,021,974      Universal Health Services (Class B)....    4,317,456

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001


                                      SHARES         VALUE
                                      ---------  -------------
COMMON STOCKS  92.8%
BUSINESS GOODS AND
   SERVICES  3.9%
Copart*                               141,700     $  3,242,805
CoStar Group*                          62,070        1,451,506
Information Holdings*                   4,600           99,360
Iron Mountain*                         71,400        2,581,110
NYFIX*                                 30,837          756,894
OM Group*                               6,400          350,080
                                                 -------------
                                                     8,481,755
                                                 -------------
COMPUTER SOFTWARE AND
   SERVICES  9.7%
Actuate*                              260,800        3,261,303
Advent Software*                       96,800        5,412,572
Documentum*                            46,600          697,369
Henry (Jack) & Associates              81,700        2,276,979
Informatica*                           41,400        1,044,729
Internet Security Systems*             49,300        2,459,331
IntraNet Solutions*                    28,400          939,756
MatrixOne*                             77,600        1,863,952
SmartForce (ADRs)* (Ireland)           45,500        1,637,773
THQ*                                   50,250        1,911,761
                                                 -------------
                                                    21,505,525
                                                 -------------
CONSULTING SERVICES  2.3%
Corporate Executive Board (The)*       48,900        1,625,681
Forrester Research*                    57,230        1,322,299
Resources Connection*                  32,600          866,182
Watson Wyatt Holdings*                 60,900        1,141,875
                                                 -------------
                                                     4,956,037
                                                 -------------
CONSUMER GOODS AND
   SERVICES  6.8%
Abercrombie & Fitch (Class A)*         14,300          476,190
AnnTaylor Stores*                      14,000          381,500
Brinker International*                 73,700        2,115,190
Genesco*                               58,500        1,673,100
MemberWorks*                           65,320        1,609,158
MSC Industrial Direct*                128,100        2,056,005
Oakley*                               121,100        2,876,125
Pacific Sunwear of California*         62,400        1,738,776
Tweeter Home
   Entertainment Group*                 4,600          114,931
Venator Group*                        112,700        1,492,148
Williams-Sonoma*                       18,300          550,281
                                                 -------------
                                                    15,083,404
                                                 -------------
DRUGS AND
   HEALTH CARE  18.1%
Array BioPharma*                       79,900          571,685
Barr Laboratories*                     34,700        2,010,865
Bergen Brunswig (Class A)*            126,200        2,309,460
Beverly Enterprises*                   67,800          494,940

DRUGS AND
   HEALTH CARE (CONTINUED)
Caremark Rx*                          261,800     $  4,149,530
Charles River
   Laboratories International*        110,900        2,750,320
Community Health Care*                168,000        4,794,720
King Pharmaceuticals*                  53,700        2,262,380
LifePoint Hospitals*                   52,800        1,829,520
Manor Care*                            78,100        1,811,920
MediChem Life Sciences*               117,700          209,505
Medicis Pharmaceutical (Class A)*      48,300        2,400,510
Novoste*                               66,300        1,347,216
PRAECIS Pharmaceuticals*               75,100        1,648,070
Priority Healthcare (Class B)*        125,500        4,365,518
Province Healthcare*                   98,900        2,541,236
Trigon Healthcare*                      3,500          210,735
Universal Health
   Services (Class B)*                 48,100        4,317,456
                                                 -------------
                                                    40,025,586
                                                 -------------

ELECTRONICS  3.5%
Advanced Power Technology*             30,800          465,696
Amerigon (Class A)*                   406,052        1,595,784
InterCept Group (The)*                 45,400        1,285,728
Kopin*                                 25,100          176,955
Read-Rite*                             63,400          350,919
Western Digital*                      713,600        3,796,352
                                                 -------------
                                                     7,671,434
                                                 -------------
ENVIRONMENTAL
   MANAGEMENT  2.9%
Waste Connections*                    223,900        6,367,716
                                                 -------------
FINANCIAL SERVICES  10.3%
Affiliated Managers Group*             54,600        3,069,611
American Capital Strategies*          147,200        3,905,952
AmeriCredit*                           49,400        2,290,184
Astoria Financial                      11,500          665,333
Commerce Bancorp                       15,544        1,072,536
East West Bancorp                      30,700          637,179
Gallagher (Arthur J.)                  50,900        1,283,698
Metris Companies                      226,900        6,807,000
Protective Life                        49,700        1,487,024
UCBH Holdings                          29,600          809,708
Webster Financial                      22,300          710,367
                                                 -------------
                                                    22,738,592
                                                 -------------
LEISURE AND
   ENTERTAINMENT  2.0%
Anchor Gaming*                         48,100        2,625,058
Station Casinos*                      133,000        1,869,980
                                                 -------------
                                                     4,495,038
                                                 -------------
MEDIA AND
   BROADCASTING  1.0%
Cox Radio (Class A)*                   88,500        2,283,300
                                                 -------------
-----------

See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
APRIL 30, 2001

                                      SHARES         VALUE
                                      --------   --------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  3.8%
Cytyc*                                157,500    $   3,717,000
Endocare*                              99,400          700,273
Genomic Solutions*                    145,400          588,870
ImClone Systems*                       26,500        1,072,058
InterMune*                             73,700        2,270,328
                                                 -------------
                                                     8,348,529
                                                 -------------
RESOURCES  5.8%
Cooper Cameron*                        54,700        3,449,382
Cross Timbers Oil                      38,400        1,042,560
Marine Drilling Companies*             97,300        2,916,081
Mitchell Energy &
   Development (Class A)               22,900        1,270,950
National-Oilwell*                      37,800        1,494,990
Pride International*                   96,600        2,572,458
                                                 -------------
                                                    12,746,421
                                                 -------------
SCHOOLS  2.8%
Career Education*                      63,000        3,165,435
Corinthian Colleges*                   48,600        1,981,421
DeVry*                                 32,600        1,030,486
                                                 -------------
                                                     6,177,342
                                                 -------------
TELECOMMUNICATIONS  16.3%
AirGate PCS*                          117,200        4,638,190
Dobson Communications
   (Class A)*                         183,100        2,637,556
Metawave Communications*               36,030          133,490
Powertel*                              55,295        3,551,045
Price Communications*                 114,400        2,061,488
Proxim*                               157,900        2,195,600
Rural Cellular (Class A)*             134,800        5,021,974
SBA Communications*                   144,100        4,903,003
West*                                  98,400        2,465,904
Western Wireless (Class A)*           187,700        8,359,220
                                                 -------------
                                                    35,967,470
                                                 -------------

                                      SHARES OR
                                      PRIN. AMT.
                                      ----------
TRANSPORTATION  1.8%
Atlantic Coast Airlines Holdings*     61,000 shs. $  1,476,505
SkyWest                               96,900         2,568,335
                                                 -------------
                                                     4,044,840
                                                 -------------
UTILITIES  1.8%
Orion Power Holdings*                123,100         3,963,820
                                                 -------------
TOTAL COMMON STOCKS
  (Cost $197,812,206)                              204,856,809

REPURCHASE AGREEMENT  8.3%
State Street Bank & Trust 4.48%
  dated 4/30/01 maturing 5/1/01
  collateralized by:
  $17,110,000 US Treasury Notes
  6.625%, 5/15/07 with
  a fair market value of
  $18,953,158                    $18,400,000        18,400,000
                                                 -------------

TOTAL
   INVESTMENTS  101.1%
   (Cost $216,212,206)                             223,256,809

OTHER ASSETS
   LESS LIABILITIES  (1.1)%                         (2,423,750)
                                                 -------------
NET ASSETS   100.0%                               $220,833,059
                                                 =============


----------

* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2001





ASSETS:
Investments, at value:
  Common stocks (cost $197,812,206) ..................................   $204,856,809
  Short-term holdings (cost $18,400,000) .............................     18,400,000
                                                                         ------------
Total Investments ........................................................................    $223,256,809
Cash .....................................................................................          71,654
Receivable for securities sold ...........................................................       2,686,300
Receivable for Capital Stock sold ........................................................         277,146
Expenses prepaid to shareholder service agent ............................................          73,049
Receivable for interest ..................................................................           2,290
Other ....................................................................................          36,959
                                                                                              ------------
TOTAL ASSETS .............................................................................     226,404,207
                                                                                              ------------

LIABILITIES:
Payable for securities purchased .........................................................       4,147,680
Payable for Capital Stock repurchased ....................................................         983,884
Accrued expenses and other ...............................................................         439,584
                                                                                              ------------
TOTAL LIABILITIES ........................................................................       5,571,148
                                                                                              ------------
NET ASSETS ...............................................................................    $220,833,059
                                                                                              ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 500,000,000 shares authorized;
  19,527,997 shares outstanding):
  Class A ................................................................................    $  1,054,084
  Class B ................................................................................         280,243
  Class C ................................................................................          18,922
  Class D ................................................................................         599,551
Additional paid-in capital ...............................................................     213,083,727
Accumulated net investment loss ..........................................................      (1,425,942)
Undistributed net realized gain ..........................................................         177,871
Net unrealized appreciation of investments ...............................................       7,044,603
                                                                                              ------------
NET ASSETS ...............................................................................    $220,833,059
                                                                                              ============

NET ASSETS:
  Class A ................................................................................    $124,288,331
  Class B ................................................................................    $ 30,112,118
  Class C ................................................................................    $  2,032,106
  Class D ................................................................................    $ 64,400,504

SHARES OF CAPITAL STOCK OUTSTANDING:
  Class A ................................................................................      10,540,843
  Class B ................................................................................       2,802,430
  Class C ................................................................................         189,217
  Class D ................................................................................       5,995,507

NET ASSET VALUE PER SHARE:
  CLASS A ................................................................................          $11.79
                                                                                                    ======
  CLASS B ................................................................................          $10.75
                                                                                                    ======
  CLASS C ................................................................................          $10.74
                                                                                                    ======
  CLASS D ................................................................................          $10.74
                                                                                                    ======

------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001


INVESTMENT INCOME:
Interest ................................................         $    889,062
Dividends ...............................................              267,001
                                                                  ------------
TOTAL INVESTMENT INCOME ......................................................      $  1,156,063

EXPENSES:
Management fee ..........................................            1,166,067
Distribution and service fees ...........................              708,687
Shareholder account services ............................              497,672
Shareholder reports and communications ..................               43,710
Custody and related services ............................               42,044
Auditing and legal fees .................................               34,052
Registration ............................................               32,686
Directors' fees and expenses ............................                  643
Miscellaneous ...........................................                2,408
                                                                  ------------
TOTAL EXPENSES ...............................................................         2,527,969
                                                                                    ------------
NET INVESTMENT LOSS ..........................................................        (1,371,906)


NET REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
Net realized gain on investments ........................              892,141
Net change in unrealized appreciation of investments ....          (54,535,527)
                                                                  ------------
NET LOSS ON INVESTMENTS ......................................................       (53,643,386)
                                                                                    ------------
DECREASE IN NET ASSETS FROM OPERATIONS .......................................      $(55,015,292)
                                                                                    ============

-----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SIX MONTHS
                                                               ENDED           YEAR ENDED
                                                           APRIL 30, 2001   OCTOBER 31, 2000
                                                          ---------------   ----------------
OPERATIONS:
Net investment loss ...................................    $  (1,371,906)     $  (6,478,224)
Net realized gain on investments ......................          892,141         48,261,416
Net change in unrealized appreciation of investments ..      (54,535,527)        45,497,736
                                                           -------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .....      (55,015,292)        87,280,928
                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ............................................      (14,579,288)                --
   Class B ............................................       (3,921,630)                --
   Class C ............................................         (200,287)                --
   Class D ............................................       (8,998,406)                --
                                                           -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .............      (27,699,611)                --
                                                           -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....................       10,467,103         40,779,464
Exchanged from associated Funds .......................      154,038,474        225,048,699
Value of shares issued in payment of gain distributions       25,007,144                 --
                                                           -------------      -------------
Total .................................................      189,512,721        265,828,163
                                                           -------------      -------------
Cost of shares repurchased ............................      (31,797,088)      (145,191,803)
Exchanged into associated Funds .......................     (164,924,336)      (266,269,211)
                                                           -------------      -------------
Total .................................................     (196,721,424)      (411,461,014)
                                                           -------------      -------------
DECREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ..........................       (7,208,703)      (145,632,851)
                                                           -------------      -------------
DECREASE IN NET ASSETS ................................      (89,923,606)       (58,351,923)

NET ASSETS:
Beginning of period ...................................      310,756,665        369,108,588
                                                           -------------      -------------
END OF PERIOD (including accumulated net investment
   loss of $1,425,942 and $54,036, respectively) ......    $ 220,833,059      $ 310,756,665
                                                           =============      =============

-----------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Frontier Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman &Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended April 30, 2001, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended April 30, 2001, aggregated $131,024,499 and $150,888,425, respectively.

NOTES TO FINANCIAL STATEMENTS

   At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $29,161,608 and $22,117,005, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $8,733 from sales of Class A shares. Commissions of $64,780 and $7,825 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended April 30, 2001, fees incurred under the Plan aggregated $165,118, or 0.24% per annum of average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended April 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $164,606, $9,970, and $368,993, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended April 30, 2001, such charges amounted to $12,374.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended April 30, 2001, amounted to $1,061.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended April 30, 2001, Seligman Services, Inc. received commissions of $1,608 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $18,338, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $497,672 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses. For the six months ended April 30, 2001, the loss from the return on deferred fees was $4,401, reducing director fees expense. The accumulated balance at April 30, 2001, of $40,993 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT-- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the

NOTES TO FINANCIAL STATEMENTS

Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended April 30, 2001, the Fund did not borrow from the credit facility.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                                 Class A                                             Class B
                        -----------------------------------------------------  ---------------------------------------------------
                               Six Months Ended             Year Ended             Six Months Ended              Year Ended
                                April 30, 2001           October 31, 2000           April 30, 2001            October 31, 2000
                        --------------------------  -------------------------  -----------------------   ------------------------
                            Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                        -----------  -------------  -----------  ------------  ----------  -----------   ----------  ------------
Net proceeds from
  sales of shares           590,984  $   7,454,955    1,743,462  $ 29,847,160      71,506   $  767,727      226,548  $  3,543,960
Exchanged from
  associated Funds       11,488,263    143,629,325    9,735,067   160,850,224     622,994    7,525,177    2,222,679    33,676,767
Shares issued in
  payment of gain
  distributions             987,391     13,280,405           --            --     282,200    3,471,059           --            --
                        -----------  -------------  -----------  ------------   ---------  -----------   ----------  ------------
Total                    13,066,638    164,364,685   11,478,529   190,697,384     976,700   11,763,963    2,449,227    37,220,727
                        -----------  -------------  -----------  ------------   ---------  -----------   ----------  ------------
Cost of shares
  repurchased            (1,354,245)   (16,513,215)  (5,308,042)  (88,709,992)   (303,578)  (3,414,793)    (768,985)  (11,691,283)
Exchanged into
  associated Funds      (12,016,219)  (151,218,614) (10,593,021) (175,761,951)   (720,717)  (8,671,461)  (2,763,274)  (42,222,113)
                        -----------  -------------  -----------  ------------   ---------  -----------   ----------  ------------
Total                   (13,370,464)  (167,731,829) (15,901,063) (264,471,943) (1,024,295) (12,086,254)  (3,532,259)  (53,913,396)
                        -----------  -------------  -----------  ------------   ---------  -----------   ----------  ------------
Decrease                   (303,826) $  (3,367,144)  (4,422,534) $(73,774,559)    (47,595) $  (322,291)  (1,083,032) $(16,692,669)
                        ===========  =============  ===========  ============   =========  ===========   ==========  ============

                                                 Class C                                             Class D
                        -----------------------------------------------------   --------------------------------------------------
                               Six Months Ended             Year Ended             Six Months Ended               Year Ended
                                April 30, 2001           October 31, 2000           April 30, 2001             October 31, 2000
                        --------------------------  -------------------------   -----------------------   -------------------------
                            Shares       Amount        Shares       Amount        Shares      Amount        Shares        Amount
                        -----------  -------------  -----------  ------------   ---------  ------------   ----------  -------------
Net proceeds from
  sales of shares            71,834   $  828,465      114,756    $ 1,782,144     126,219   $  1,415,956       365,264  $  5,606,200
Exchanged from
  associated Funds           33,624      446,622       72,130      1,116,976     178,862      2,437,350     2,039,673    29,404,732
Shares issued in
  payment of gain
  distributions              15,168      186,409           --             --     656,572      8,069,271            --            --
                        -----------   ----------   -----------  ------------    ---------  ------------   -----------  ------------
Total                       120,626    1,461,496      186,886      2,899,120     961,653     11,922,577     2,404,937    35,010,932
                        -----------   ----------   -----------  ------------    ---------  ------------   -----------  ------------
Cost of shares
  repurchased                (7,148)     (80,062)     (20,038)      (300,979) (1,037,064)   (11,789,018)   (2,936,043)  (44,489,549)
Exchanged into
  associated Funds          (47,161)    (499,277)     (78,805)    (1,217,727)   (412,182)    (4,534,984)   (3,285,540)  (47,067,420)
                        -----------   ----------   -----------  ------------    ---------  ------------   -----------  ------------
Total                       (54,309)    (579,339)     (98,843)    (1,518,706) (1,449,246)   (16,324,002)   (6,221,583)  (91,556,969)
                        -----------   ----------   -----------  ------------    ---------  ------------   -----------  ------------
Increase (decrease)          66,317   $  882,157       88,043   $  1,380,414    (487,593)  $ (4,401,425)   (3,816,646) $(56,546,037)
                        ===========   ==========   ===========  ============    =========  ============   ===========  ============

FINANCIAL HIGHLIGHTS


   The tables below are intended to help you understand each Class's financial performance for the past five years and seven months or from its inception if less than five years and seven months. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year. Effective for the period ended October 31, 1999, the Fund changed its fiscal year end to October 31 from September 30.

                                                                                      CLASS A
                                               --------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR       10/1/99              YEAR ENDED SEPTEMBER 30,
                                                    ENDED      ENDED        TO         ----------------------------------------
                                                   4/30/01   10/31/00    10/31/99      1999        1998       1997        1996
                                               ------------ ----------  ----------     -----       -----      -----      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $15.88       $12.93      $13.23      $12.44     $17.55      $15.38      $14.04
                                                  ------       ------      ------      ------     ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.05)       (0.23)      (0.02)      (0.15)     (0.16)      (0.16)      (0.13)
Net realized and unrealized
  gain (loss) on investments ...................   (2.65)        3.18       (0.28)       0.94      (3.32)       3.20        1.95
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............   (2.70)        2.95       (0.30)       0.79      (3.48)       3.04        1.82
                                                  ------       ------      ------      ------     ------      ------      ------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...   (1.39)          --          --          --      (1.63)      (0.87)      (0.48)
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................   (1.39)          --          --          --      (1.63)      (0.87)      (0.48)
                                                  ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD .................  $11.79       $15.88      $12.93      $13.23     $12.44      $17.55      $15.38
                                                  ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                    (18.11)%       22.82%     (2.27)%       6.35%   (21.32)%      21.19%      13.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ....... $124,288     $172,228    $197,424    $212,664   $379,945    $568,261    $523,737
Ratio of expenses to average net assets ........    1.72%+       1.62%       1.76%+      1.62%      1.47%       1.52%       1.56%
Ratio of net loss to average net assets ........  (0.78)%+     (1.37)%     (1.63)%+    (1.16)%    (1.05)%     (1.10)%     (0.91)%
Portfolio turnover rate ........................   55.46%      133.44%       5.19%      56.31%     83.90%      97.37%      59.36%


                                                                                      CLASS B
                                               ----------------------------------------------------------------------------------
                                                 SIX MONTHS    YEAR       10/1/99         YEAR ENDED SEPTEMBER 30,       4/22/96*
                                                   ENDED       ENDED        TO         -----------------------------        TO
                                                  4/30/01    10/31/00    10/31/99       1999       1998       1997       9/30/96
                                               ------------ ----------- ----------     -----       -----      -----    ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........  $14.65       $12.03      $12.32      $11.66     $16.68      $14.78      $14.55
                                                  ------       ------      ------      ------     ------      ------      ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ............................   (0.09)       (0.32)      (0.02)      (0.23)     (0.27)      (0.27)      (0.11)
Net realized and unrealized
  gain (loss) on investments ...................   (2.42)        2.94       (0.27)       0.89      (3.12)       3.04        0.34
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ...............   (2.51)        2.62       (0.29)       0.66      (3.39)       2.77        0.23
                                                  ------       ------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ...   (1.39)          --          --          --      (1.63)      (0.87)         --
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ............................   (1.39)          --          --          --      (1.63)      (0.87)         --
                                                  ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD .................  $10.75       $14.65      $12.03      $12.32     $11.66      $16.68      $14.78
                                                  ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                    (18.35)%       21.78%     (2.35)%       5.66%   (21.95)%      20.17%       1.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $30,112      $41,755     $47,310     $49,080    $67,199     $69,869     $24,016
Ratio of expenses to average net assets ........    2.48%+       2.38%       2.52%+      2.38%      2.24%       2.30%       2.45%+
Ratio of net loss to average net assets ........  (1.54)%+     (2.13)%     (2.39)%+    (1.92)%    (1.82)%     (1.88)%     (1.80)%+
Portfolio turnover rate ........................   55.46%      133.44%       5.19%      56.31%     83.90%      97.37%      59.36%**

-----------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                   CLASS C
                                               ------------------------------------------------
                                                SIX MONTHS     YEAR       10/1/99     5/27/99*
                                                   ENDED       ENDED        TO          TO
                                                  4/30/01    10/31/00    10/31/99     9/30/99
                                               -----------  ----------  -----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $14.65       $12.03      $12.32      $12.18
                                                  ------       ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.09)       (0.32)      (0.02)      (0.08)
Net realized and unrealized
  gain (loss) on investments ..................    (2.43)        2.94       (0.27)       0.22
                                                  ------       ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (2.52)        2.62       (0.29)       0.14
                                                  ------       ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..    (1.39)          --          --          --
                                                  ------       ------      ------      ------
TOTAL DISTRIBUTIONS ...........................    (1.39)          --          --          --
                                                  ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD ................   $10.74       $14.65      $12.03      $12.32
                                                  ======       ======      ======      ======
TOTAL RETURN:                                    (18.42)%       21.78%     (2.35)%       1.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ......    $2,032       $1,801        $420        $403
Ratio of expenses to average net assets .......     2.48%+       2.38%       2.52%+      2.36%+
Ratio of net loss to average net assets .......   (1.54)%+     (2.13)%     (2.39)%+    (1.84)%+
Portfolio turnover rate .......................    55.46%      133.44%       5.19%      56.31%++

                                                                                      CLASS D
                                               ---------------------------------------------------------------------------------
                                                SIX MONTHS     YEAR       10/1/99              YEAR ENDED SEPTEMBER 30,
                                                   ENDED       ENDED        TO          ----------------------------------------
                                                  4/30/01    10/31/00    10/31/99       1999        1998       1997        1996
                                               ------------ ----------- -----------    -----       -----      -----      ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........   $14.65       $12.03      $12.32      $11.67     $16.69      $14.77      $13.61
                                                  ------       ------      ------      ------     ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.09)       (0.32)      (0.02)      (0.23)     (0.27)      (0.27)      (0.24)
Net realized and unrealized
  gain (loss) on investments ..................    (2.43)        2.94       (0.27)       0.88      (3.12)       3.06        1.88
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (2.52)        2.62       (0.29)       0.65      (3.39)       2.79        1.64
                                                  ------       ------      ------      ------     ------      ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..    (1.39)          --          --          --      (1.63)      (0.87)      (0.48)
                                                  ------       ------      ------      ------     ------      ------      ------
TOTAL DISTRIBUTIONS ...........................    (1.39)          --          --          --      (1.63)      (0.87)      (0.48)
                                                  ------       ------      ------      ------     ------      ------      ------
NET ASSET VALUE, END OF PERIOD ................   $10.74       $14.65      $12.03      $12.32     $11.67      $16.69      $14.77
                                                  ======       ======      ======      ======     ======      ======      ======
TOTAL RETURN:                                    (18.42)%       21.78%     (2.35)%       5.57%   (21.94)%      20.32%      12.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ......   $64,401      $94,974    $123,955    $136,173   $263,900    $390,904    $337,327
Ratio of expenses to average net assets .......     2.48%+       2.38%       2.52%+      2.38%      2.24%       2.30%       2.35%
Ratio of net loss to average net assets .......   (1.54)%+     (2.13)%     (2.39)%+    (1.92)%    (1.82)%     (1.88)%     (1.70)%
Portfolio turnover rate .......................    55.46%      133.44%       5.19%      56.31%     83.90%      97.37%      59.36%

-------------------
  * Commencement of offering of shares.
 ** For the year ended September 30, 1996.
  + Annualized.
 ++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc., including the portfolio of investments as of April 30, 2001, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended October 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of April 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
June 8, 2001
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

-----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS        MARK J. CUNNEEN        LAWRENCE P. VOGEL
CHAIRMAN                 VICE PRESIDENT         VICE PRESIDENT AND TREASURER

BRIAN T. ZINO            THOMAS G. ROSE         FRANK J. NASTA
PRESIDENT                VICE PRESIDENT         SECRETARY
--------------------------------------------------------------------------------




FOR MORE INFORMATION

--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(800) 445-1777      Retirement Plan
                    Services

(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES-- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

--------------------------------------------------------------------------------












                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com








  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
   CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQFR3  4/01                                  [GRAPHIC] Printed on Recycled Paper

--------------------------------------------------------------------------------